THE VANTAGEPOINT FUNDS Money Market Fund Ticker Symbol: VAMXX
SUMMARY PROSPECTUS • MAY 1, 2010

Before you invest you may want to review The Vantagepoint Funds’ prospectus and statement of additional information, which contain more information about the Fund and its risks. The current prospectus and statement of additional information dated May 1, 2010, are incorporated by reference into this summary prospectus. You can find the Fund’s prospectus, statement of additional information and other information about the Fund online at www.icmarc.org/vpprospectus. You can also get this information at no cost by calling 800-669-7400 or by sending an email request to investorservices@icmarc.org.

 Investment Objective

To seek maximum current income, consistent with maintaining liquidity and a stable share price of $1.00.

 Fund Fees & Expenses

The following table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees
(fees paid directly from your investment)

Transaction fees	None

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage
of the value of your investment)

Management fees	0.10%

Other expenses	0.41%

Acquired fund fees and expenses[1]	0.14%

Total annual fund operating expenses	0.65%

[1]	Shareholders of the Fund indirectly pay the expenses of the Acquired fund. The Fund’s total annual fund operating expenses shown in this table do not correlate to the expense ratios shown in the Fund’s financial highlights for the most recent fiscal year, which reflect the Fund’s operating expenses and do not include Acquired fund fees and expenses.

Example
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 year	$67

3 years	$209

5 years	$363

10 years	$812

 Investments, Risks, and Performance

Principal Investment Strategies
The Fund invests substantially all of its assets in the Short-Term Investments Trust Liquid Assets Portfolio, an unaffiliated registered money market mutual fund, which seeks to provide as high a level of current income as is consistent with the preservation of capital and liquidity. This underlying fund invests primarily in high-quality, U.S. dollar-denominated short-term debt obligations and is advised by Invesco Advisers, Inc. The underlying fund invests primarily in:

•	securities issued by the U.S. Government or its agencies;
•	bankers’ acceptances, certificates of deposit, and time deposits;
•	repurchase agreements;
•	commercial paper;
•	municipal securities; and
•	master notes.

The underlying fund may invest up to 50% of its assets in U.S. dollar-denominated foreign securities and may invest in securities that may carry foreign credit exposure.

Principal Investment Risks
There is no guarantee that the Fund will achieve its investment objective. You may lose money by investing in the Fund.

Money Market Fund Risk
An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, the share price of the Fund can fall below $1.00 and it is possible to lose money by investing in the Fund. A low interest rate environment may prevent the Fund from providing a positive yield and could impair the Fund’s ability to maintain a stable net asset value of $1.00 per share. Because the Fund invests substantially all of its assets in the underlying fund, the Fund is subject to the risks associated with the underlying fund, as summarized below:

Credit Risk
An issuer of a fixed income security may be unable or unwilling to make payments of principal or interest to the holders of such securities or may declare bankruptcy. These events could cause the underlying fund to lose money.

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Interest Rate Risk
Fixed income securities fluctuate in value as interest rates change. When interest rates rise, the market prices of fixed income securities will usually decrease; when interest rates fall, the market prices of fixed income securities usually will increase.

Foreign Securities Risk
Investments in foreign securities may involve the risk of loss due to political, economic, legal, regulatory, and operational uncertainties; differing accounting and financial reporting standards; limited availability of information; and higher transaction costs.

U.S. Government Agency Securities Risk
Securities issued by U.S. Government agencies or government-sponsored enterprises may not be guaranteed by the U.S. Treasury. Further, there is no assurance that the U.S. Government will provide financial support to its agencies or instrumentalities (including government-sponsored enterprises) that issue or guarantee certain securities. If a government agency or a government-sponsored enterprise is unable to meet its obligations, the underlying fund may experience a loss.

Banking and Financial Services Securities Risk
Banks and financial services companies are highly dependent on the supply of short-term financing. The value of securities of issuers in the banking and financial services industry can be sensitive to changes in government regulation and interest rates and to economic downturns in the United States and abroad.

Municipal Securities Risk
The value of, payment of interest and repayment of principal with respect to, and the ability of the underlying fund to sell, a municipal security may be affected by constitutional amendments, legislative enactments, executive orders, administrative regulations and voter initiatives as well as the economics of the regions where the issuer is located. Certain municipal securities may be difficult to value or sell at a fair price.

 Risk/Return Bar Chart and Table

The Bar Chart and Average Annual Total Returns table demonstrate the risks of investing in the Fund, by showing how the Fund’s performance can change from year to year and by showing how the Fund’s average annual total returns compare with a broad-based securities market index and a group of mutual funds with similar investment objectives. The Fund’s past performance is not necessarily an indication of how the Fund will perform in the future. Updated performance information for the Fund is available by calling 800-669-7400 or at www.icmarc.org/vpperformance.

Best Quarter	Worst Quarter
1.55%	0.00%
(3rd Qtr 2000)	(4th Qtr 2009)

Average Annual Total Returns
(for the periods ended
December 31, 2009)	1 year	5 years	10 years
Money Market Fund	0.16%	2.89%	2.68%

30-Day U.S. Treasury Bill (reflects no deduction for fees, expenses, or taxes)	0.10%	2.81%	2.76%

MFR Prime Retail Average (reflects no deduction for taxes)	0.17%	2.74%	2.57%

The Fund’s seven-day current yield and seven-day effective yield on December 31, 2009, were 0.00% and 0.00%, respectively. Please call 800-669-7400 or check the Fund’s web site for the Fund’s current yield.

 Management

Investment Adviser: Vantagepoint Investment Advisers, LLC

Purchase and Sale of Funds Shares
There is no minimum investment except for Vantagepoint Elite investors. The minimum initial investment amount for Vantagepoint Elite investors is $5,000, and the minimum subsequent investment amount is $1,000 ($200 for purchases through an automatic investment program).

Shares of the Fund may be redeemed on any business day. To redeem shares that you own through an Individual Retirement Account (“IRA”) or a VantageCare RHS Employer Investment Program (“EIP”), you must send your request, in writing, c/o Vantagepoint Transfer Agents, LLC, P.O. Box 17010, Baltimore, Maryland 21297-1010. You can call Investor Services at 800-669-7400 for an IRA account withdrawal form or Client Services at 800-326-7272 for an EIP account redemption form.

Tax Information
Shareholders who invest in the Fund through a tax qualified plan ordinarily will not be taxed on distributions (whether ordinary income or capital gains) until they receive distributions or withdrawals from their plan. Distributions to Vantagepoint Elite investors will normally be taxed when they are received.

Financial Intermediary Compensation
The Fund’s distributor has entered into an agreement with an unaffiliated broker-dealer wherein, under certain circumstances,

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the distributor will reimburse the broker-dealer a portion of the transaction and exchange fees charged to the broker-dealer by its clearing firm in connection with the broker-dealer’s transactions in Fund shares.

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ICMA Retirement Corporation 777 North Capitol Street, NE Washington, DC 20002-4240

BRC000-072-201005-C2019

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